Second Quarter 2013 Investor Presentation * * * * * * * * Exhibit 99.1

New York Community Bancorp, Inc. Page 2
Forward-looking Statements and Associated Risk Factors
Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995
This presentation, like many written and oral communications presented by New York Community Bancorp, Inc. (the “Company”) and our authorized officers, may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995,
and are including this statement for purposes of said safe harbor provisions.
Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of the Company, are generally identified by use of the words
“anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “seek,” “strive,” “try,” or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” or similar expressions. Our ability to predict results or the actual effects of our plans or strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results.
There are a number of factors, many of which are beyond our control, that could cause actual conditions, events, or results to differ significantly from those described in our forward-looking statements. These factors include, but are not limited to: general economic conditions, either nationally or in some or all of the areas in which we and our customers conduct our respective businesses; conditions in the securities markets and real estate markets or the banking industry; changes in real estate values, which could impact the quality of the assets securing the loans in our portfolio; changes in interest rates, which may affect our net income, prepayment penalty income, mortgage banking income, and other future cash flows, or the market value of our assets, including our investment securities; changes in the quality or composition of our loan or securities portfolios; changes in our capital management policies, including those regarding business combinations, dividends, and share repurchases, among others; our use of derivatives to mitigate our interest rate exposure; changes in competitive pressures among financial institutions or from non-
financial institutions; changes in deposit flows and wholesale borrowing facilities; changes in the demand for deposit, loan, and investment products and other financial services in the markets we serve; our timely development of new lines of business and competitive products or services in a changing environment, and the acceptance of such products or services by our customers; changes in our customer base or in the financial or operating performances of our customers’ businesses; any interruption in customer service due to circumstances beyond our control; our ability to retain key personnel; potential exposure to unknown or contingent liabilities of companies we have acquired or may acquire in the future; the outcome of pending or threatened litigation, or of other matters before regulatory agencies, whether currently existing or commencing in the future; environmental conditions that exist or may exist on properties owned by, leased by, or mortgaged to the Company; any interruption or breach of security resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems; operational issues stemming from, and/or capital spending necessitated by, the potential need to adapt to industry changes in information technology systems, on which we are highly dependent; the ability to keep pace with, and implement on a timely basis, technological changes; changes in legislation, regulation, policies, or administrative practices, whether by judicial, governmental, or legislative action, including, but not limited to, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and other changes pertaining to banking, securities, taxation, rent regulation and housing, financial accounting and reporting, environmental protection, and insurance, and the ability to comply with such changes in a timely manner; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Department of the Treasury and the Board of Governors of the Federal Reserve System; changes in accounting principles, policies, practices, or guidelines; any breach in performance by New York Community Bank under our loss sharing agreements with the FDIC; changes in our estimates of future reserves based upon the periodic review thereof under relevant regulatory and accounting requirements; changes in regulatory expectations relating to predictive models we use in connection with stress testing and other forecasting or in the assumptions on which such modeling and forecasting are predicated; the ability to successfully integrate any assets, liabilities, customers, systems, and management personnel of any banks we may acquire into our operations, and our ability to realize related revenue synergies and cost savings within expected time frames;
changes in our credit ratings or in our ability to access the capital markets; war or terrorist activities; and other economic, competitive, governmental, regulatory, technological, and geopolitical factors affecting our operations, pricing, and services.
For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to our Annual Report on Form 10-K for the year ended December 31, 2012 and our Quarterly Report on
Form 10-Q for the quarter ended March 31, 2013, including the section entitled “Risk Factors,” on file with the U.S. Securities and Exchange Commission (the “SEC”).
It should be noted that we routinely evaluate opportunities to expand through acquisition and frequently conduct due diligence activities in connection with such opportunities. As a result, acquisition discussions and, in some cases, negotiations, may take place at any time, and acquisitions involving cash or our debt or equity securities may occur.
In addition, the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control.
Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date of this presentation. Except as required by applicable law or regulation, we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

New York Community Bancorp, Inc. Page 3
New York Community Bancorp ranks among the top 25 bank
holding companies in the United States.
Note:  Except as otherwise indicated, all industry data was provided by SNL Financial as of 7/24/13.
(a) SNL Financial
(b) Bloomberg
Assets Deposits
Multi-Family
Loans
Market Cap
Total Return
on Investment
$44.2 billion $25.3 billion $19.2 billion $6.2 billion 3,415%
With assets of
$44.2 billion at
6/30/13, we are
currently the 20th
largest bank
holding company
in the nation. (a)
With deposits of
$25.3 billion at
6/30/13 and 274
branches in Metro
New York, New
Jersey, Ohio,
Florida, and
Arizona, we
currently rank 23rd
among the nation’s
largest
depositories. (a)
With a portfolio of
$19.2 billion at the
end of June, we
are a leading
producer of multi-
family loans in
New York City. (a)
With a market cap
of $6.2 billion at
6/30/13, we rank
19th among the
nation’s publicly
traded banks and
thrifts. (a)
From 11/23/93
through 6/30/13,
we provided our
investors with a
total return on
investment of
3,415%.
(b)

New York Community Bancorp, Inc. Page 4
Largely reflecting our growth-through-acquisition strategy, we currently have 274 locations in five states.
Metro New York
120 Community Bank Branches
35 Commercial Bank Branches
Ohio
28 Community Bank Branches
New Jersey
51 Community Bank Branches
Florida
26 Community Bank Branches
Arizona
14 Community Bank Branches

* * * * * * * *************** 2nd Quarter 2013 Performance Highlights ****************

New York Community Bancorp, Inc. Page 6
(dollars in thousands, except per share data)
PERFORMANCE HIGHLIGHTS
2Q 2013
GAAP Earnings Cash Earnings (a)
Strong Profitability Measures:
Earnings $122,517 $132,502
EPS $0.28 $0.30
1.21% 1.28%
15.90% 16.85%
A Stable Margin:
Net interest margin 3.15% 3.15%
Continued Efficiency:
Efficiency ratio
(c)
41.71% 40.17%
(a) Cash earnings is a non-GAAP financial measure. Please see page 36 for a reconciliation of our GAAP and cash earnings.
(b) ROTA and ROTE are non-GAAP financial measures. Please see page 37 for additional information.
(c) Please see page 38 for a reconciliation of our GAAP and cash efficiency ratios.
We generated solid earnings in 2Q 2013.
Return on average tangible assets
(b)
Return on average tangible stockholders’ equity
(b)

New York Community Bancorp, Inc. Page 7
Our 6/30/13 balance sheet reflects continued strength.
PERFORMANCE HIGHLIGHTS: 6/30/13 12/31/12
Loans, net / total assets 71.6% 71.5%
Securities / total assets 13.4 11.1
Deposits / total assets 57.2 56.4
Core deposits / total deposits 68.7 63.3
Wholesale borrowings / total assets 28.6 29.6

New York Community Bancorp, Inc. Page 8
Our asset quality measures continue to compare favorably
with those of our industry as a whole.
At or for the Three Months Ended
6/30/13 12/31/12
ASSET QUALITY:
NYCB
SNL U.S.
Bank and
Thrift Index NYCB
SNL U.S.
Bank and
Thrift Index
Non-performing loans
(a)(b)
/ total loans
(a)
0.60% 1.42% 0.96% 2.22%
Non-performing assets
(c)
/ total assets
(c)
0.61 1.11 0.71 1.09
Net charge-offs / average loans
(d)
0.01 0.18 0.01 0.27
(a) Non-performing loans and total loans exclude covered loans.
(b) Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest.
(c) Non-performing assets and total assets exclude covered loans and covered OREO.
(d) Non-annualized

New York Community Bancorp, Inc. Page 9
(a) Tangible stockholders’ equity and tangible assets are non-GAAP financial measures. Please see page 39 for additional information.
(dollars in billions)
6/30/13 12/31/12
Tangible stockholders’ equity / tangible assets excluding
accumulated other comprehensive loss, net of tax
(a)
7.87% 7.79%
Tangible stockholders’ equity
(a)
$3.2 $3.2
We continue to maintain a strong capital position.
6/30/13 12/31/12
Community Bank Commercial Bank Community Bank Commercial Bank
Leverage capital ratio 8.25% 10.95% 8.33% 11.59%
Tier 1 risk-based capital ratio 12.56 16.44 12.50 16.64
Total risk-based capital ratio 13.31 16.99 13.22 17.24

A Successful Business Model * * * * * * * ****************

New York Community Bancorp, Inc. Page 11
Our business model has consistently focused on building
value for our investors.
Multi-Family
Lending
Strong Credit
Standards/
Superior Asset
Quality
Residential
Mortgage
Banking
Efficient
Operation
Growth
through
Acquisitions
Multi-family loans
represented $19.2
billion, or 68.6%, of
total non-covered
loans held for
investment at
6/30/13.
Net charge-offs
represented 0.01%
of average loans
(non-annualized) in
2Q 2013.
Since January
2010, our
residential
mortgage banking
operation has
originated $33.2
billion of 1-4 family
loans for sale and
generated
mortgage banking
income of $492.5
million.
Our efficiency ratio
has consistently
ranked in the top
3% of all banks and
thrifts and was
41.71% in 2Q 2013.
Our assets have
grown from $1.9
billion to $44.2
billion since our
first acquisition in
November 2000.

Multi-Family Loan Production * * * * * * * ***************

New York Community Bancorp, Inc. Page 13
Our focus on multi-family lending on rent-regulated buildings has enabled us to distinguish ourselves from our industry peers.
60.9% of the rental housing units in New York City are subject to rent regulation and therefore feature below-market rents.
(a)
Rent-regulated buildings are more likely to retain their tenants and, therefore, their revenue stream in a downward credit cycle.
Our focus on multi-family lending in this niche market has contributed to our record of asset quality.
Multi-family loans are less costly to produce and service than other types of loans, and therefore contribute to our superior efficiency.
(a)
Source:  New York City Rent Guidelines Board 2013 Housing Supply Report

$16,736
$16,802
$17,433
$18,605
$19,230
12/31/09
12/31/10
12/31/11
12/31/12
6/30/13

New York Community Bancorp, Inc. Page 14
(in millions)
We are the leading producer of multi-family loans for
portfolio in New York City.
PORTFOLIO STATISTICS
AT 6/30/13
MULTI-FAMILY
LOAN PORTFOLIO
% of non-covered loans held for
investment = 68.6%
Average principal balance = $4.3 million
Expected weighted average life = 3.0 years
2Q 2013 originations = $1.4 billion
% of our multi-family loans located in Metro
New York = 91.4%

$4,987
$5,438
$6,856
$7,437
$7,312
12/31/09
12/31/10
12/31/11
12/31/12
6/30/13

New York Community Bancorp, Inc. Page 15
COMMERCIAL REAL ESTATE
LOAN PORTFOLIO
(in millions)
Our commercial real estate loans feature the same structure
as our multi-family loans.
PORTFOLIO STATISTICS
AT 6/30/13
% of non-covered loans held for
investment = 26.1%
Average principal balance = $4.6 million
Expected weighted average life = 3.3 years
2Q 2013 originations = $670.3 million
% of our CRE loans located in Metro New
York = 95.1%
Our CRE loans are typically collateralized by
office buildings, retail centers, mixed-use
buildings, and multi-tenanted light industrial
properties.

Asset Quality * * * * * * * * * * * * * * *************** ***************

Y-O-Y IMPROVEMENT at 6/30/13
NPLs / Total Loans: ↓35 bp
NPAs / Total Assets: ↓14 bp
3.14%
2.00%
2.63%
1.77%
1.28%
1.07%
0.95%
0.75%
0.96%
0.71%
0.60%
0.61%
3/31/10
12/31/10
12/31/11
6/30/12
12/31/12
6/30/13
Non-Performing Loans (a)(b) / Total Loans (a)
Non-Performing Assets (c) / Total Assets (c)

New York Community Bancorp, Inc. Page 17
The quality of our assets has improved dramatically since
the peak of non-performance at 3/31/10.
(a) Non-performing loans and total loans exclude covered loans.
(b) Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest.
(c) Non-performing assets and total assets exclude covered loans and covered OREO.

New York Community Bancorp, Inc. Page 18
We have been distinguished by our low level of net charge-offs in downward credit cycles, and by 52 consecutive quarters with no losses on assets generated by the Company.
(a)
NET CHARGE-OFFS / AVERAGE LOANS
Last Credit Cycle Current Credit Cycle
5-Year Total
NYCB:  17 bp
SNL U.S. Bank and Thrift Index:  540 bp
5.5 -Year Total
NYCB:  88 bp
SNL U.S. Bank and Thrift Index: 1,078 bp
(a) 1Q 1995 – 4Q 2007
(b) Non-annualized.
SNL U.S. Bank and Thrift Index NYCB
0.54%
1.28%
1.50%
1.17%
0.91%
1.63%
2.84%
2.89%
1.78%
1.25%
0.39%
(b)
0.00% 0.00%
0.04%
0.07% 0.06%
0.03%
0.13%
0.21%
0.35%
0.13%
0.03%
(b)
1989 1990 1991 1992 1993 2008 2009 2010 2011 2012 1H 2013

Last Credit Cycle
Current Credit Cycle
2.91%
1.46%
4.00%
2.48%
4.05%
2.10%
3.41%
2.83%
2.35%
1.51%
2.71%
0.51%
4.17%
2.47%
3.56%
2.63%
2.60%
1.28%
2.22%
0.96%
1.42%
0.60%
12/31/89
12/31/90
12/31/91
12/31/92
12/31/93
12/31/08
12/31/09
12/31/10
12/31/11
12/31/12
6/30/13
SNL U.S. Bank and Thrift Index
NYCB

New York Community Bancorp, Inc. Page 19
The quality of our loan portfolio continues to exceed that of our industry.
NON-PERFORMING LOANS
(a)(b)
/ TOTAL LOANS
(a)
(a) Non-performing loans and total loans exclude covered loans.
(b) Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest.

New York Community Bancorp, Inc. Page 20
Historically and currently, few of our non-performing loans
have resulted in charge-offs.
At or for the 12 Months Ended December 31,
At or for the
3 Months Ended
Last Credit Cycle
(a)
Current Credit Cycle
(a)
1989 1990 1991 1992 1993 2008 2009 2010 2011 2012 6/30/13
NPLs (b)(c) / Total Loans (b) 1.46% 2.48% 2.10% 2.83% 1.51% 0.51% 2.47% 2.63% 1.28% 0.96% 0.60%
NCOs / Average Loans 0.00% 0.00% 0.04% 0.07% 0.06% 0.03% 0.13% 0.21% 0.35% 0.13% 0.01% (d)
Difference 146 bp 248 bp 206 bp 276 bp 145 bp 48 bp 234 bp 242 bp 93 bp 83 bp 59 bp
(a) Prior to 2009, the Company had no covered loans.
(b) Non-performing loans and total loans exclude covered loans.
(c) Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest.
(d) Non-annualized.

New York Community Bancorp, Inc. Page 21
The quality of our assets reflects the nature of our lending niche and our strong underwriting standards.
Conservative
Underwriting
Active Board
Involvement
Multiple
Appraisals
Risk-Averse Mix of
Non-Covered Loans
Held for Investment
• Conservative loan-to-
value ratios
• Conservative debt
coverage ratios: 120%,
except for commercial
real estate (“CRE”)
loans: 130%
• Multi-family and CRE
loans are based on the
lower of economic or
market value.
• All loans originated for
portfolio are approved
by the Mortgage or
Credit Committee (a
majority of the Board of
Directors).
• A member of the
Mortgage or Credit
Committee participates
in inspections on multi-
family loans in excess of
$4.0 million, and CRE
and acquisition,
development, and
construction (“ADC”)
loans in excess of $2.5
million.
• All properties are
appraised by
independent appraisers.
• All independent
appraisals are reviewed
by in-house appraisal
officers.
• A second independent
appraisal is performed
when the loan amount
exceeds $5.0 million.
• Multi-family:  68.6%
• CRE:  26.1%
• ADC:  1.5%
• One-to-Four Family: 1.3%
• Commercial and
Industrial:  2.4%

1-4 Family Loans
Other Loans
OREO
$309.7
$4,347.2
$62.4
$423.3
$3,874.6
$71.4
$386.6
$3,366.4
$45.1
$308.0
$2,976.1
$39.1
$278.9
$2,753.3
12/31/09
12/31/10
12/31/11
12/31/12
6/30/13

New York Community Bancorp, Inc. Page 22
The loans and OREO acquired in our FDIC-assisted transactions are covered by loss sharing agreements, thus mitigating credit risk.
(in millions)
COVERED ASSETS
Total covered assets: $4.7 billion $4.4 billion $3.8 billion $3.3 billion $3.1 billion
% of total assets: 11.1% 10.4% 8.9% 7.5% 7.0%

Residential Mortgage Banking * * * * * * * * ***************

New York Community Bancorp, Inc. Page 24
Our residential mortgage banking operation is a leading
aggregator of agency-conforming one-to-four family loans.
History
• Acquired through our AmTrust Bank transaction in December 2009
• Established as a subsidiary of New York Community Bank in April 2010
Productivity
• We rank among the top 15 aggregators of one-to-four family loans for sale in the U.S.
• Since January 2010, we have originated 126,685 one-to-four family loans for sale totaling $33.2 billion.
Credit Quality
• As of June 30, 2013, 99.8% of all funded loans were current.
Limited
Repurchase Risk
• The Company’s loan repurchase exposure is comparatively low, as we benefit from the industry’s more stringent credit and documentation standards, which have been in effect since we entered the residential mortgage banking business in January 2010.
Benefits
• Since January 2010, our mortgage banking business has generated mortgage banking income of $492.5 million, including $49.3 million in 1H
2013.
• Our proprietary mortgage banking platform gives us the capacity to expand our revenues, market share, and product line.
• Mortgage banking income has supported the stability of our return on average tangible assets, even in times of interest rate volatility.

Return on Average Tangible Assets
1.34%
1.29%
1.27%
1.23%
1.24%
1.36%
1.29%
1.24%
1.19%
1.21%
Prepayment Penalty Income
Mortgage Banking Income
$19.6
$19.9
$25.9
$11.8
$12.1
$24.3
$28.9
$24.7
$17.5
$35.2
$32.0
$58.3
$31.5
$52.6
$39.3
$32.6
$19.9
$26.1
$44.4
$23.2
Total:
$39.5
$37.7
$36.4
$53.6
$52.7
$90.3
$84.1
$71.9
$46.0
$67.6
Average 10-Year Treasury Rate
3.46%
3.20%
2.41%
2.05%
2.04%
1.83%
1.64%
1.71%
1.95%
1.99%

New York Community Bancorp, Inc. Page 25
Prepayment penalty income and mortgage banking income have
contributed to the stability of our ROTA.
(dollars in millions)
1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013
(a) ROTA is a non-GAAP measure. Please see page 40 for additional information.
(a)

$10,755
$7,133
$10,866
$4,427
2010
2011
2012
1H 2013

New York Community Bancorp, Inc. Page 26
Our mortgage banking operation generated 43.2% of non-interest income and 6.6% of total revenues in 1H 2013.
(in millions)
AT OR FOR THE THREE MONTHS ENDED 6/30/13
FEATURES
1-4 family loans held for sale originated in 2Q 2013 = $2.1 billion
% sold to GSEs = 95%
Average FICO = 767
Average loan-to-value ratio = 72%
2Q 2013  mortgage banking income = $23.2 million
Loans can be originated/purchased in all 50 states.
Loan production is driven by our proprietary real time, web-accessible mortgage banking technology platform.
Our proprietary platform securely controls the lending process, while mitigating business and regulatory risks.
As a result, our clients cost-effectively compete with the nation’s largest mortgage lenders.
900+ approved clients include community banks, credit unions, mortgage companies, and mortgage brokers.
The vast majority of loans funded are agency-eligible 1-4 family loans.
100% of loans funded are full documentation, prime credit loans.
PRODUCTION OF 1-4
FAMILY LOANS HELD
FOR SALE

Efficiency * * * * * * * * ***************

EFFICIENCY RATIO
66.79%
66.10%
63.74%
40.03%
40.75%
42.47%
2011
2012
1H 2013
SNL U.S. Bank and Thrift Index
NYCB

New York Community Bancorp, Inc. Page 28
Our efficiency is driven by several factors.
Franchise expansion has largely stemmed from
mergers and acquisitions; we generally do not engage
in de novo branch development.
Multi-family and commercial real estate lending are
both broker-driven, with the borrower paying fees to the
mortgage brokerage firm.
Products and services are typically developed by third-
party providers and the sale of these products
generates additional revenues.
39 of our branches are located in-store, where rental
space is less costly, enabling us to supplement the
service provided by our traditional branches more
efficiently.
We acquire our deposits primarily through earnings-
accretive acquisitions rather than by paying above-
market rates.

Growth Through Acquisitions * * * * * * * * *************** ***************

1. Nov. 2000
Haven Bancorp (HAVN)
Assets: $2.7 billion
Deposits: $2.1 billion
Branches: 40

→

2. July 2001
Richmond County Financial Corp. (RCBK)
Assets: $3.7 billion
Deposits: $2.5 billion
Branches: 24

→

3. Oct. 2003
Roslyn Bancorp, Inc. (RSLN)
Assets: $10.4 billion
Deposits: $5.9 billion
Branches: 38

→

4. Dec. 2005
Long Island Financial Corp. (LICB)
Assets: $562 million
Deposits: $434 million
Branches: 9

→

5. April 2006
Atlantic Bank of New York (ABNY)
Assets: $2.8 billion
Deposits: $1.8 billion
Branches: 14

→

6. April 2007
PennFed Financial Services, Inc. (PFSB)
Assets: $2.3 billion
Deposits: $1.6 billion
Branches: 23

→

7. July 2007
NYC branch network of Doral Bank, FSB (Doral-NYC)
Assets: $485 million
Deposits: $370 million
Branches: 11

→

8. Oct. 2007
Synergy Financial Group, Inc. (SYNF)
Assets: $892 million
Deposits: $564 million
Branches: 20

→

9. Dec. 2009
AmTrust Bank
Assets: $11.0 billion
Deposits: $8.2 billion
Branches: 64

→

10. March 2010
Desert Hills Bank
Assets: $452 million
Deposits: $375 million
Branches: 3

→

11. June 2012
Aurora Bank FSB
Assets: None
Deposits: $2.2 billion
Branches: 0
Payment Received: $24.0 million

Transaction Type: Savings Bank (1, 2, 3, 6, 8) | Commercial Bank (4, 5) | Branch (7) | FDIC (9, 10) | Deposit (11)

New York Community Bancorp, Inc. Page 30
In the 13 years since our first acquisition, we have grown
from $1.9 billion in assets to $44.2 billion.
Note: The number of branches indicated reflects the number of branches in our current franchise that stemmed from each transaction.

DEPOSITS

(in millions)
CDs
NOW, MMAs, and Savings
Demand deposits
w/ HAVN
w/ RCBK
w/ RSLN
w/ LICB
w/ ABNY
w/ PFSB, Doral, & SYNF
w/ AmTrust
w/ Desert Hills
w/ Aurora
$171
$1,223
$1,874
$455
$2,609
$2,408
$720
$5,278
$4,362
$906
$6,015
$5,247
$1,265
$5,554
$5,945
$1,423
$4,975
$6,913
$1,870
$11,494
$9,054
$1,933
$12,122
$7,835
$2,242
$12,711
$7,373
$2,759
$12,998
$9,121
$2,520
$14,862
$7,906
12/31/00
12/31/01
12/31/03
12/31/05
12/31/06
12/31/07
12/31/09
12/31/10
12/31/11
12/31/12
6/30/13

	12/31/00	12/31/01	12/31/03	12/31/05	12/31/06	12/31/07	12/31/09	12/31/10	12/31/11	12/31/12	6/30/13
Total Deposits:	$3,268	$5,472	$10,360	$12,168	$12,764	$13,311	$22,418	$21,890	$22,326	$24,878	$25,288
Total Branches:	86	120	139	152	166	217	276	276	275	275	274

New York Community Bancorp, Inc. Page 31 Our deposit growth has been largely acquisition-driven.

LOANS OUTSTANDING

(in millions)
Held-for-Investment Loans
Multi-family
CRE
All other HFI loans
Loans held for sale
Covered loan portfolio
After HAVN
$1,366
$324
$1,946
After RCBK
$1,584
$566
$3,255
After RSLN
$1,686
$1,445
$7,368
After LICB
$1,287
$2,888
$12,854
After ABNY
$2,010
$3,114
$14,529
After PFSB, Doral, & SYNF
$2,482
$3,826
$14,055
After AmTrust
$5,016
$1,654
$4,987
$16,736
After Desert Hills
$4,298
$1,207
$1,467
$5,438
$16,802
$3,753
$1,037
$1,244
$6,856
$17,433
After Aurora
$3,284
$1,204
$1,243
$7,437
$18,605
$3,032
$757
$1,509
$7,312
$19,230
12/31/00
12/31/01
12/31/03
12/31/05
12/31/06
12/31/07
12/31/09
12/31/10
12/31/11
12/31/12
6/30/13

New York Community Bancorp, Inc. Page 32
(a) Includes originations of loans held for sale of $888.5 million in 2009, $10.8 billion in 2010, $7.2 billion in 2011, $10.9 billion in 2012, and $4.4 billion in 1H 2013.
Acquisitions have provided much of the funding for the
organic growth of our loan portfolio.
Total Loans Outstanding: $3,636 $5,405 $10,499 $17,029 $19,653 $20,363 $28,393 $29,212 $30,323 $31,773 $31,840
Total Originations: (a) $616 $1,150 $4,330 $6,332 $4,971 $4,853 $4,280 $15,193 $16,139 $19,894 $9,111

Total Return on Investment * * * * * * * * *************** ***************

SNL U.S. Bank and Thrift Index
NYCB (a)
CAGR since IPO: 27.9%
244%
717%
614%
2,479%
444%
2,885%
213%
2,059%
209%
2,754%
245%
3,843%
168%
2,670%
260%
3,069%
329%
3,415%
11/23/93
12/31/99
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
12/31/11
12/31/12
6/30/13

New York Community Bancorp, Inc. Page 34
Our quarterly cash dividends are a significant component of
our commitment to building value for our investors.
(a) Bloomberg
TOTAL RETURN ON INVESTMENT
As a result of nine stock splits between 1994 and 2004, our charter shareholders have 2,700 shares of NYCB stock for each 100 shares originally purchased.

New York Community Bancorp, Inc. Page 35
7/26/13
For More Information
Visit our website:
ir.myNYCB.com
E-mail requests to:
ir@myNYCB.com
Call Investor Relations at:
(516) 683-4420
Write to:
Investor Relations
New York Community Bancorp, Inc.
615 Merrick Avenue
Westbury, NY  11590

New York Community Bancorp, Inc. Page 36
Reconciliations of GAAP and Non-GAAP Financial Measures
Cash earnings is a non-GAAP financial measure. The following table presents a reconciliation of the Company’s GAAP and cash earnings for the three months ended June 30, 2013.
(in thousands, except per share data)
For the
Three Months Ended
June 30, 2013
GAAP Earnings $122,517
Additional contributions to tangible stockholders’ equity:
Amortization and appreciation of shares held in stock-related benefit plans 5,426
Associated tax effects 378
Amortization of core deposit intangibles 4,181
Total additional contributions to tangible stockholders’ equity 9,985
Cash earnings $132,502
Diluted GAAP Earnings per Share $0.28
Add back:
Amortization and appreciation of shares held in stock-related benefit plans 0.01
Associated tax effects --
Amortization of core deposit intangibles 0.01
Total additions 0.02
Diluted cash earnings per share $0.30

New York Community Bancorp, Inc. Page 37
Cash earnings is a non-GAAP financial measure. The following table presents a reconciliation of the Company’s GAAP and cash earnings measures for the three months ended June 30, 2013.
Reconciliations of GAAP and Non-GAAP Financial Measures
(in thousands)
For the
Three Months Ended
June 30, 2013
Average stockholders’ equity $ 5,607,616
Less:  Average goodwill and core deposit intangibles (2,462,265)
Average tangible stockholders’ equity $ 3,145,351
Average assets $43,860,167
Less:  Average goodwill and core deposit intangibles (2,462,265)
Average tangible assets $41,397,902
Net income $122,517
Add back:  Amortization of core deposit intangibles, net of tax 2,509
Adjusted net income $125,026
Cash earnings $132,502
Return on average assets 1.12%
Cash return on average assets 1.21
Return on average tangible assets 1.21
Cash return on average tangible assets 1.28
Return on average stockholders’ equity 8.74
Cash return on average stockholders’ equity 9.45
Return on average tangible stockholders’ equity 15.90
Cash return on average tangible stockholders’ equity 16.85

New York Community Bancorp, Inc. Page 38
Reconciliations of GAAP and Cash Efficiency Ratios
The following table presents a reconciliation of the Company’s GAAP and cash efficiency ratios for the three months ended June 30, 2013.
For the
Three Months Ended
June 30, 2013
(dollars in thousands)
GAAP Cash
Total net interest income and non-interest income $353,629 $353,629
Operating expenses $147,484 $147,484
Adjustments:
Amortization and appreciation of shares held in stock-
related benefit plans -- (5,426)
Adjusted operating expenses $147,484 $142,058
Efficiency ratio 41.71% 40.17%

New York Community Bancorp, Inc. Page 39
(dollars in thousands)
June 30,
2013
December 31,
2012
Total stockholders’ equity $ 5,688,461 $ 5,656,264
Less: Goodwill (2,436,131) (2,436,131)
Core deposit intangibles (23,422) (32,024)
Tangible stockholders’ equity $ 3,228,908 $ 3,188,109
Total assets $44,185,838 $44,145,100
Less: Goodwill (2,436,131) (2,436,131)
Core deposit intangibles (23,422) (32,024)
Tangible assets $41,726,285 $41,676,945
Stockholders’ equity to total assets 12.87% 12.81%
Tangible stockholders’ equity to tangible assets 7.74% 7.65%
Tangible stockholders’ equity $3,228,908 $3,188,109
Accumulated other comprehensive loss, net of tax 57,805 61,705
Adjusted tangible stockholders’ equity $3,286,713 $3,249,814
Tangible assets $41,726,285 $41,676,945
Accumulated other comprehensive loss, net of tax 57,805 61,705
Adjusted tangible assets $41,784,090 $41,738,650
Adjusted tangible stockholders’ equity to adjusted tangible assets 7.87% 7.79%
Tangible and adjusted tangible stockholders’ equity and tangible and adjusted tangible assets are non-GAAP financial measures. The following table presents reconciliations of these non-GAAP measures with the related GAAP measures at June 30, 2013 and December 31, 2012.
Reconciliations of GAAP and Non-GAAP Financial Measures

New York Community Bancorp, Inc. Page 40
Reconciliations of GAAP and Non-GAAP Financial Measures
Average tangible assets and average tangible stockholders’ equity are non-GAAP financial measures. The following table presents reconciliations of these non-GAAP measures with the related GAAP measures for the three months ended June 30 and March 31, 2013; March 31, June 30,
September 30, and December 31, 2012; and March 31, June 30, September 30, and December 31, 2011.
For the Three Months Ended
(dollars in thousands)
June 30,
2013
March 31,
2013
March 31,
2012
June 30,
2012
September 30, December 31,
2012 2012
March 31,
2011
June 30,
2011
September 30, December 31,
2011 2011
Average Assets $43,860,167 $43,243,259 $41,775,013 $41,916,854 $43,205,076 $43,087,846 $40,713,044 $40,853,788 $41,261,984 $41,683,129
Less: Average goodwill and core deposit intangibles (2,462,265) (2,466,622) (2,486,018) (2,480,921) (2,476,056) (2,471,204) (2,511,349) (2,503,966) (2,497,076) (2,491,327)
Average tangible assets $41,397,902 $40,776,637 $39,288,995 $39,435,933 $40,729,020 $40,616,642 $38,201,695 $38,349,822 $38,764,908 $39,191,802
Average Stockholders’ Equity $ 5,607,616 $ 5,630,877 $ 5,528,296 $ 5,565,581 $ 5,557,693 $ 5,498,040 $ 5,511,970 $ 5,458,017 $ 5,501,226 $ 5,535,114
Less: Average goodwill and core deposit intangibles (2,462,265) (2,466,622) (2,486,018) (2,480,921) (2,476,056) (2,471,204) (2,511,349) (2,503,966) (2,497,076) (2,491,327)
Average tangible stockholders’ equity $ 3,145,351 $ 3,164,255 $ 3,042,278 $ 3,084,660 $ 3,081,637 $ 3,026,836 $ 3,000,621 $ 2,954,051 $ 3,004,150 $ 3,043,787
Net Income $122,517 $118,675 $118,253 $131,212 $128,798 $122,843 $123,176 $119,459 $119,750 $117,652
Add back: Amortization of core deposit intangibles,
net of tax 2,509 2,653 3,095 2,952 2,913 2,826 4,431 4,286 3,653 3,269
Adjusted net income $125,026 $121,328 $121,348 $134,164 $131,711 $125,669 $127,607 $123,745 $123,403 $120,921
Return on average assets 1.12% 1.10% 1.13% 1.25% 1.19% 1.14% 1.21% 1.17% 1.16% 1.13%
Return on average tangible assets 1.21 1.19 1.24 1.36 1.29 1.24 1.34 1.29 1.27 1.23
Return on average stockholders’ equity 8.74 8.43 8.56 9.43 9.27 8.94 8.94 8.75 8.71 8.50
Return on average tangible stockholders’ equity 15.90 15.34 15.95 17.40 17.10 16.61 17.01 16.76 16.43 15.89